Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Idaho Tax-Exempt Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Idaho Tax-Exempt Fund

Ticker Symbol: NITEX

Prospectus

March 27, 2020

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if the Fund's goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

Table of Contents:

Idaho Tax-Exempt Fund

NITEX

Investment Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Idaho Tax-Exempt Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4.44% of the average value of its portfolio.

Principal Investment Strategies

Idaho Tax-Exempt Fund invests in debt securities issued by the State of Idaho and its political subdivisions. These municipal bonds, notes, and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

The Fund buys investment grade bonds, meaning those rated BBB or higher by a national bond rating agency (e.g., Standard & Poor's), or, if unrated, of equivalent quality in the opinion of the adviser, considered at the time of purchase. At least 40% of bonds that the Fund buys must be rated A or higher or, if unrated, of equivalent quality, on a similar basis. Factors used in bond evaluations include such information as the bond district's financial position, population size, employment trends, economic activity, and diversification. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years. In accordance with the fundamental investment policies of the Fund, under normal circumstances, at least 80% of net assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Investment strategy risk: Because the Fund concentrates its investments primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends as well as political conditions in Idaho and its political subdivisions. Investing primarily in Idaho bonds means the Fund is less diversified than some other types of mutual funds. Concentrating investments in a single state or a small number of security issues may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

Tax risk: The Fund is vulnerable to tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund's share value, may be adversely affected.

Idaho Tax-Exempt Fund

NITEX

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes. The risks associated with changing interest rates may have unpredictable effects on bond markets, the liquidity of bonds, and the Fund's investments. The risks associated with changing interest rates may have unpredictable effects on bond markets, the liquidity of bonds, and the Fund's investments.

Call risk: Bonds with embedded callable options also contain an element of prepayment or call risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

State-specific bond risk: Investing only in Idaho bonds means the Fund has greater exposure to events in that state. Factors such as political, economic, and financial trends in the state of Idaho can affect market prices for the Fund's holdings.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.idahotaxexemptfund.com.

Best Quarter	Q3 2010	3.09%
Worst Quarter	Q4 2010	-3.27%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2019
	1 Year	5 Year	10 Year
Return before taxes	6.05%	2.46%	3.05%
Return after taxes on distributions	6.05%	2.46%	3.05%
Return after taxes on distributions and sale of Fund shares	4.42%	2.30%	2.66%
S&P Idaho Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.04%	3.71%	4.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Saturna Capital Corporation is Idaho Tax-Exempt Fund's investment adviser.

Portfolio Manager

Ms. Elizabeth Alm CFA®, a senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Idaho Tax-Exempt Fund, which she has managed since 2020. Mr. Christopher W. Lang CFA®, Vice President of Saturna Brokerage Services Inc., and Investment Analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2020.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Idaho Tax-Exempt Fund.

The minimum intitial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Idaho Tax-Exempt Fund
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.idahotaxexemptfund.com

Tax Information

The Fund's distribution of dividends paid from investments in Idaho bonds are generally not subject to federal or Idaho state income taxes. Interest on certain bonds, such as revenue bonds, may be subject to the federal alternative minimum income tax (AMT). Bonds subject to AMT do not count as satisfying the Fund's requirement to invest 80% of its net assets in debt securities generating tax-exempt income. Any ordinary income dividends or capital gain distributions you receive from the Fund may be subject to federal, state, and local income taxes.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Objectives

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

There can be no guarantee that the particular investment objectives of the Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Under normal circumstances, at least 80% of net assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

The Fund buys investment grade bonds, meaning those rated BBB or higher by a national bond rating agency (e.g., Standard & Poor's) or, if unrated, of equivalent quality in the opinion of the adviser, considered at the time of purchase. At least 40% of bonds that the Fund buys must be rated A or higher or, if unrated, of equivalent quality, on a similar basis. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years.

Up to 60% of total assets of the Fund can be invested in non-rated bonds. The adviser will purchase only those nonrated bonds that it believes are liquid and can be sold at the value consistent with that used for net asset value purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Temporary defensive positions may protect principal in adverse market conditions but could reduce returns if security prices are increasing. Taking a temporary defensive position may keep the Fund from attaining its investment objective.

Principal Risks

As with any investment in a mutual fund, the value of a Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. When you redeem your shares, they may be worth more or less than what you paid for them. Before you invest in a Fund, you should carefully evaluate the Fund's investment risk in light of your investment goals. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable investment returns. The Fund's principal investment strategies include the following principal investment risks.

Market risk: The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow growing economy or a recessionary environment may adversely impact securities markets and prices of securities in which the Fund invests. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Fund and itsinvestments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Fund even if it is not invested primarily in those economies or markets.

Investment strategy risk: Because the Fund concentrates its investments primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends as well as political conditions in Idaho and its political subdivisions. Investing primarily in Idaho bonds means the Fund is less diversified than some other types of mutual funds. Concentrating investments in a single state or a small number of security issues may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

Tax risk: The Fund is vulnerable to tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund's share value, may be adversely affected.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. The longer a bond's maturity, the more sensitive the bond is to interest rate changes. A bond's sensitivity to interest rate changes often is measured by a bond's duration. As levels of interest rates fluctuate, bonds with longer duration generally have larger price changes than bonds with shorter duration.

The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of bonds and lead to increased volatility of bond markets. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. Interest rates are currently extremely low, even negative, as government policies artificially support bond prices. Future changes in governments, and their fiscal and monetary policies could lessen bond prices.

Call risk: Bonds with embedded callable options also contain an element of prepayment or call risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline. The perceived credit of a bond issuer, and hence the price of its bonds, varies for many reasons, including profits of a business, the willingness of government units to pay their obligations, and unforeseen liabilities such as increased pension plan obligations resulting from low interest rate earnings assumptions.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. The risk of loss may increase depending on the size and frequency of redemptions and whether redemptions occur during market turmoil or declining prices. The Fund may be unable to sell its less liquid securities at its desired price. The purchase price and subsequent valuation of less liquid securities typically reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Reduced liquidity may result from a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale.

State-specific bond risk: State-specific bond risk entails changes in investor perceptions about the state of Idaho or other entities issuing bonds in Idaho. Investing only in Idaho bonds means the Idaho Tax-Exempt Fund has greater exposure to events in that state. Factors such as political, economic, and financial trends in the state of Idaho will affect market prices for the Fund's holdings of Idaho issuers, regardless of the actions of the broader market for municipal bonds. Investor perceptions of those events may cause bonds in the Fund's portfolio to vary up and down.

Operational Risk

Cybersecurity risk: The risk of a cybersecurity incident arises as a result of an overall increase in deliberate attacks and the rapidly evolving nature of such attacks. Such an attack may seek to gain unauthorized access to electronic systems for purposes of obtaining nonpublic personally identifiable information or proprietary information or causing operational disruption. Saturna cannot control the cybersecurity systems of third party service providers or issuers and, therefore, a cybersecurity incident that impacts a company with which Saturna or the Fund does business may also impact Fund shareowners. While Saturna has established internal risk management measures designed to identify, protect against, detect, respond to, and recover from cybersecurity incidents, no program can guarantee that all threats and vulnerabilities have been eliminated. There currently is no insurance policy available to cover all of the potential risk of loss that may result from or is associated with a cyber attack. Unless specifically agreed by Saturna Capital separately or as may be required by law, Saturna and the Fund are neither guarantors against, nor obligors for, any damages resulting from a cyber-related incident.

Please refer to the Trust's Statement of Additional Information for further details about the risks of investing in the Fund.

Investment Information

Shareowners receive a financial report showing the investment returns, portfolios, income, and expenses of the Fund every six months. A copy of the audited financial statements of the Fund for the period ended November 30, 2019, in the Fund's Annual Report, is available on request. Investors may obtain current share prices daily on financial information websites, by calling toll-free 1-800-728-8762, on electronic quotation systems (symbol: NITEX), and at www.idahotaxexemptfund.com.

This prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.idahotaxexemptfund.com. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Fund's investment adviser and administrator ("Saturna Capital" or the "adviser"). Founded in 1989, Saturna Capital Corporation has approximately $4.3 billion in assets under management as of December 31, 2019. It is also the adviser to other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital's wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp.

Ms. Elizabeth Alm CFA®, portfolio manager of Idaho Tax-Exempt Fund, joined Saturna Capital in 2018. Ms. Alm is also portfolio manager of the Sextant Bond Income and deputy portfolio manager of the Saturna Sustainable Bond and Amana Participation Funds. From 2007 to 2018, Ms. Alm was a senior research analyst with Wells Fargo Asset Management focusing on high-yield municipal bonds.

Mr. Christopher W. Lang CFA®, deputy portfolio manager of Idaho Tax-Exempt Fund, joined Saturna Capital in 2005. Mr. Lang is also the deputy portfolio manager of Sextant International Fund. For Saturna Capital he has worked in mutual fund operations, investment research, and is Vice President of Saturna Brokerage Services, Inc., the Funds' distributor and a wholly-owned subsidiary of the adviser.

See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of the Idaho Tax-Exempt Fund. Portfolio managers may maintain substantial positions in Saturna mutual funds and generally do not purchase individual securities for their own accounts.

Advisory Fee
The Fund pays a monthly advisory fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and 0.30% of assets in excess of $1 billion. For the fiscal year ended November 30, 2019, the aggregate advisory fee paid was 0.48% of average net assets.

A discussion regarding the basis for the Board of Trustee's renewing the advisory contract is available in the Fund's Annual Report published for the fiscal year ended November 30, 2019.

Fund Share Pricing

The Fund computes its daily share price (net asset value) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Bonds and other fixed-income securities are valued at prices supplied by one or more independent pricing services, which generally reflect valuations provided by securities broker-dealers and analysis conducted by the independent pricing service. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. These may happen when trading in a security is suspended, the market on which a security is principally traded closes early, or trading volume is insufficent to produce a reliable quoted or computed price. When this occurs, a fair value for such security is determined in good faith using fair value procedures approved by and administered under the supervision of the Board of Trustees. Using fair value to price a security may result in a value different from the security's most recent closing price and from the prices used by other mutual funds to calculate their share prices.

Additional information about portfolio security valuation, including foreign securities, is contained in the Fund's Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, street address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver's license or other identifying documents.

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Idaho Tax-Exempt Fund. The minimum intitial investment is $1,000 (for tax-sheltered accounts, there is no minimum). The Fund does not accept initial orders via telephone or unaccompanied by payment.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order by the Fund's transfer agent (Saturna Capital Corporation). There are no sales charges or loads. The Fund may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit the acceptance of third-party checks and money orders.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With prior authorization, orders can be entered at www.saturna.com.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer ("EFT") by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 800-728-8762 (800-SATURNA). Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is sent showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Fund. The Fund pays redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of the Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.

There are several methods you may choose to redeem shares:

Written request

Write:   Idaho Tax-Exempt Fund
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum)
  Federal funds wire ($5,000 minimum)

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank or trust company, or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Fund.

Telephone request

Call: 800-728-8762 or 360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, for telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:

  the name of the person making the request,
  the name and address of the registered owner(s),
  the account number,
  the amount to be redeemed, and
  the method for remittance of the proceeds.

Online

Visit: www.idahotaxexemptfund.com

To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.idahotaxexemptfund.com or by calling toll-free 1-800-728-8762. When accessing their account, users must provide the username and password, and possible security prompts.

When you redeem shares, you may choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s) at the account address of record. Note: Redemption checks sent to other than registered owners may require a written request with a signature guarantee.
  Electronic Funds Transfer ($100 minimum) with proceeds transferred to your bank account as designated by the EFT authorization on your application. The transfer agent must receive the EFT authorization at least two weeks before EFT transfer can be used.
  Exchange (in at least the minimum initial amount established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Fund will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an "inactivity period" specified in your state's laws. The shareowner's last known address of record determines which state has jurisdiction. Some states, such as Texas, allow shareowners to designate a representative to receive escheatment (transfer) notifications if their account is being transfered to a state government.

The Fund may restrain any account and suspend account services when: the Fund believes that there may exist a dispute between the registered or beneficial account owners; the Fund believes that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if the Fund is unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

The Fund normally sends redemption proceeds within one day, however if the Fund reasonably believes that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund's investment team continually monitors portfolio liquidity and adjusts the Fund's cash levels based on market outlook, portfolio and investor transactions, and other relevant criteria. Unlike many mutual funds, the Idaho Tax-Exempt Fund does not maintain a bank line of credit that could be used to meet short-term liquidity needs. There can be no assurance that the Fund will be able to manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.

The Funds reserve the right to change the terms of purchasing shares and services offered.

Purchase and Sale of Fund Shares Through Financial Intermediaries

The Fund has authorized financial intermediaries (such as securities brokers or dealers, retirement plan recordkeepers, banks and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Fund. These authorized intermediaries may designate other intermediaries to receive such orders. The Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Fund's policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Fund's policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Distributions

The Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. The Fund accounts for its distributions as taxable capital gains (originating from net realized gains on portfolio transactions), taxable income (originating from dividends, taxable interest, and certain other types of gains), or tax-exempt income (originating from interest on certain municipal bonds). Income dividends are declared daily and reinvested or distributed (paid) monthly. Distributions from capital gains are paid annually, typically by the end of the year.

Both dividends and capital gain distributions are paid in additional full and fractional shares of the Fund owned. At your option, you may receive dividends and/or capital gain distributions greater than $10 in cash. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested. You are notified of each dividend and capital gain distribution at the end of the month when paid.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund owned; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Frequent Trading Policy

The Fund is intended for long-term investment and does not permit rapid trading. The Fund's Board of Trustees has adopted a frequent trading policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Fund monitors trading in its shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If the Fund, the transfer agent, or the Fund's manager, based on the information available, believes that it has identified a pattern of such trading (whether directly through the Fund, indirectly through an intermediary, or otherwise), it may, in its sole discretion, temporarily or permanently bar future purchases of shares of the Fund (or any other fund managed by the adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Fund seeks to make decisions that are consistent with the interests of the Fund's shareowners. The Fund reserves the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or the Fund's manager believes to be contrary to the Frequent Trading Policy.

The Fund often receives orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Fund obtains contractual agreements with intermediaries to enforce the Fund's redemption policies and relies on intermediaries to have reasonable procedures in place to detect and prevent excessive trading or market timing of Fund shares. The Fund cannot always identify all intermediaries or detect or prevent trading that violates the Frequent Trading Policy through intermediaries and omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce the Fund's policies.

Tax Consequences

The Fund declares and pays exempt-interest dividends from its net investment income, which are exempt from federal and Idaho state income taxes. Distributions of short-term capital gains and gains characterized as market discount are taxable as ordinary income. Such distributions and any capital gain distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares.

An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account's entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the Internal Revenue Service ("IRS") the amount of each redemption transaction and the amount of income dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. The Fund expects that its distributions will consist primarily of tax-exempt income dividends, but it may invest a portion of its assets in securities that generate income dividends that are not exempt from federal or Idaho income tax. Income dividends exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Fund may be taxable.

Tax regulations require reporting cost basis information to you and the IRS on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO — First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and distributions, you must furnish your correct Social Security or Tax Identification Number.

Distribution Arrangements

The Idaho Tax-Exempt Fund intends to comply with with the concept of Clean Shares as defined by the United States Securities and Exchange Commission. Clean Shares are characterized by a lack of any ongoing distribution expenses, sub-transfer agency, or recordkeeping fees, and that financial intermediaries transact shares solely on an agency basis. When you purchase Clean Shares through a financial intermediary, such as a broker-dealer or financial adviser, you may be charged a transaction fee or commission to purchase the shares.

Shares of the Idaho Tax-Exempt Fund are Clean Shares.

Shares may be purchased and sold through intermediaries, such as broker-dealers and retirement plan administrators, having agreements with the Funds. These intermediaries may require the adviser/distributor to the Funds to share revenues to compensate the intermediaries for their services. Any such payments could be characterized as "revenue sharing." An intermediary's receipt or expectation of receipt of revenue sharing payments could influence an intermediary's recommendation of the Funds. You should review your intermediary's compensation practices for that information. For more information, see the Funds' Statement of Additional Information.

Financial Highlights

This table can help you understand the Fund's financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait, Weller & Baker, LLP, independent registered public accounting firm for the Fund, audited this information. Their report and the Fund's financial statements are in the Fund's annual report (available free upon request from the Fund at www.idahotaxexemptfund.com or by calling 800-728-8762).

	For the year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2019	2018	2017	2016		2015

Net asset value at beginning of year	$5.28	$5.37	$5.29	$5.48		$5.51

Income from investment operations

Net investment income	0.11	0.12	0.13	0.14		0.15

Net gains (losses) on securities (both realized and unrealized)	0.27	(0.09)	0.08	(0.19)		(0.03)

Total from investment operations	0.38	0.03	0.21	(0.05)		0.12

Less distributions

Dividends (from net investment income)	(0.11)	(0.12)	(0.13)	(0.14)		(0.15)

Distributions (from capital gains)	-	-	-	0.00	A	0.00	A

Total distributions	(0.11)	(0.12)	(0.13)	(0.14)		(0.15)

Net asset value at end of year	$5.55	$5.28	$5.37	$5.29		$5.48

Total return	7.30%	0.51%	3.90%	(0.95)%		2.21%

Ratios / supplemental data

Net assets ($000), end of year	$13,487	$13,554	$17,474	$17,997		$17,420

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee credits	0.69%	0.68%	0.67%	0.67%		0.67%

After transfer agent fee waiver	0.67%	0.67%	0.66%	0.66%		0.66%

After transfer agent fee waiver and custodian fee credits	0.67%	0.67%	0.65%	0.65%		0.66%

Ratio of net investment income after fee waiver and custodian credits to average net assets	2.07%	2.20%	2.33%	2.54%		2.66%

Portfolio turnover rate	4%	13%	20%	15%		7%

A	Amount is less than $0.01

Additional information about the Fund's investments is available in the Fund's annual and semi-annual shareowner reports. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information contains additional information and is incorporated in this Prospectus by reference. To request a free copy of the Statement of Additional Information, any reports or other information associated with Idaho Tax-Exempt Fund, and to make shareowner inquiries, please contact us at:

Saturna Investment Trust – Idaho Tax-Exempt Fund
1300 N. State St., Bellingham, WA 98225
1-800-SATURNA [1-800-728-8762]
www.idahotaxexemptfund.com

The Statement of Additional Information, the Annual and Semi-Annual Reports, this Prospectus, and other documents are available to download from our website, www.idahotaxexemptfund.com, and/or from your financial intermediary.

Reports and other information about the Funds are also available on the SEC's EDGAR database (www.sec.gov), and copies may be obtained, upon payment of a duplicating fee, by sending an email to publicinfo@sec.gov.

Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.saturna.com

Saturna Investment Trust's Investment Company Act file number is 811-05071.

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